Rule 497(d)
                   The First Trust Special Situations Trust
                                The FT Series


                         Supplement to the Prospectus

      Commencing June 27, 2002, the Sponsor of the Trusts, Nike Securities L.P., changed its name to First Trust Portfolios L.P. This change will have no material effect upon Unit holders of a Series of the Trusts. In addition, the address and phone number for the Sponsor listed in the Prospectus will remain the same but the Internet address of the Sponsor has been changed to www.ftportfolios.com.


July 1, 2002